EXHIBIT 99.1

NATIONWIDE FINANCIAL SOLUTIONS RETAINS iCAPITAL AS ITS INVESTMENT BANKING FIRM

Tempe, Arizona—June 24, 2005 NATIONWIDE FINANCIAL SOLUTIONS, INC. A Nevada Corporation (OTC BB: NWFS.OB) (“Nationwide”), announced that it has engaged iCapital Finance, Inc. (“iCapital”) as its investment banking consulting firm to structure financing, provide capital resources, and identify acquisition candidates. Nationwide operates as a debt resolution company that assists consumers in reducing the amount of their unsecured debts through a process of negotiation and settlement.

Steve Luke, CEO of Nationwide, stated, “With iCapital’s success in funding small cap companies, I feel confident we can implement our strategies to be the premier financial solutions provider for the financially challenged consumer. Nationwide is committed to build evolving relationships with our clients by exceeding their expectations as they pursue their financial goals. We believe this is a grossly underserved and fast growing market space. By diversifying into other financial services through acquisitions, we feel that we will be able to better serve our clients’ needs. iCapital’s experience will help provide market support as Nationwide realizes its potential to grow thus—providing exceptional service, opportunity, and value for our clients, associates, and shareholders.”

Mr. Luke continued, “iCapital has the experience and resources to quickly facilitate financing and bring a substantial number of qualified M&A candidates to the table. We are pleased to be associated with iCapital during this exciting time at Nationwide.”

Randall Letcavage, Managing Director of iCapital, states, “Nationwide is well positioned to provide innovative financial products and services for financially challenged consumers and capture new revenue streams through co-marketing agreements and the acquisition of complimentary businesses. We are looking forward to helping Nationwide develop this dynamic, integrated business model.”

Irvine-based iCapital will also provide Nationwide with services ranging from the preparation of corporate media communication, as well as providing assistance in maximizing shareholder value.

ABOUT iCAPITAL FINANCE, INC.:

iCapital is a leading investment bank specializing in the Micro and Small Cap Public Companies and Middle Market Private Companies offering a wide range of financial advisory services, including: M&A, equity and debt financing, strategic advice, and financial consulting. iCapital’s industry experience and financial resources prove to assist high growth companies in meeting their corporate objectives.

The information in this Press Release includes certain “forward-looking” statements within the meaning of the Safe Harbor provisions of Federal Securities Laws. Investors are cautioned that such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including the future financial performance of the Company and other risks detailed in our filings with the Securities and Exchange Commission, including the Risk Factors contained in our final prospectus relating to a public offering filed pursuant to Rule 424(b) under the Securities Act of 1933, available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will provide to be correct. Factors that could cause results to differ include, but are not limited to successful performances of internal plans, the impact of competitors, and general economic risks and uncertainties.

Contact Information:

Nationwide Financial Solutions, Inc., Steve Luke, CEO sluke@nationwideworks.com 3231 S. Country Club Way, Suite 102, Tempe, AZ 85282, (480) 820-9766; Fax: (480) 820-9768

iCapital Finance, Cliff Keddie ckeddie@icapitalfinance.com 2603 Main Street, Suite 1150, Irvine, CA 92614, Office: (949) 260-8070; Fax: (949) 260-0116